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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2003

                                CONCENTRAX, INC.

             (Exact name of registrant as specified in its charter)



           Nevada                  0 32459              65-0887846
----------------------------      -----------      -------------------
(State or other jurisdiction      Commission          (IRS Employer
      of Incorporation)           File Number      Identification No.)

      2400 Augusta Place, Suite 425 Houston              77057
     ----------------------------------------         ----------
     (Address of principal executive offices)         (Zip Code)




       Registrant's Telephone Number, including area code: (888) 340-9715

         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5.


ITEM 5.  OTHER EVENTS.

     On September 30, 2003, Jeremy Wessels resigned as Chief Technical Officer and Director of Concentrax, Inc. ("the Company"). The resignation was not reported earlier as the Company was seeking to obtain necessary injunctive protection, which it received on November 3, 2003. On October 15th, 2003 Edward Wadsworth was promoted to Chief Technical Officer. Mr. Wadsworth was instrumental in designing and programming the Company's Track-Down Server software. As a three year telematics industry veteran, Edward is very well respected among our customers and suppliers. For the short-term, in addition to his new duties, Mr. Wadsworth will continue to perform the duties of the Chief Software Programmer position. The delay in filing this current report was intentional and recommended by counsel.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Concentrax, Inc.


                           -------------------------------
                           Registrant


                           /s/ Mark Gifford                     11/7/03
                           -------------------------------      ---------------
                           Mark Gifford, President and CEO      Date